SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report . . . . . . . . . . . . . . . . . . . . . . June 5, 2000

Date of Earliest Event Reported . . . . . . . . .May 18, 2000

0-17893
(Commission File Number)

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

59-2937938
(I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA 34243
(Address of principal executive offices, including zip code)

941-753-5000
(Registrant's telephone number, including area code)

                     The above Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K/A-2 dated March 27, 2000.

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ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

On May 18, 2000, Teltronics, Inc. ("Teltronics") consummated its previously announced acquisition of substantially all of the assets of Telident, Inc. ("Telident"). Pursuant to the Agreement of Sale, as amended, Teltronics issued 662,500 shares of Teltronics' common stock in exchange for such assets.
ITEM 5.	OTHER EVENTS

On May 18, 2000, Teltronics, Inc. ("Teltronics") consummated its previously announced acquisition of substantially all of the assets of Telident, Inc. ("Telident"). Pursuant to the Agreement of Sale, as amended, Teltronics issued 662,500 shares of Teltronics' common stock in exchange for such assets.
ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
	(a)	Financial Statements of Business Acquired. Not applicable.
	(b)	Pro Forma Financial Information. Not applicable.
	(c)	Exhibits.
		2.1	Teltronics, Inc. Form S-4 (File No. 333-34072) filed April, 5, 2000.
		2.2	Teltronics, Inc. Form 424(b)(3), Joint Proxy Statement-Prospectus filed April 20, 2000.

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SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
June 5, 2000	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and CEO
June 5, 2000	By:	/s/ Mark E. Scott Mark E. Scott Vice President Finance and Principal Accounting Officer

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